UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2021

DRAGONEER GROWTH OPPORTUNITIES CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39447	98-1546280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Letterman Drive Building D, Suite M500 San Francisco, CA	94129
(Address of principal executive offices)	(Zip Code)

(415) 539-3099

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	DGNR.U	New York Stock Exchange LLC
Class A ordinary shares included as part of the units	DGNR	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DGNR WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 2, 2021, Dragoneer Growth Opportunities Corp., a Cayman Islands exempted company (“Dragoneer”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Dragoneer, Chariot Opportunity Merger Sub, Inc., a Delaware corporation (“Chariot Merger Sub”), and Cypress Holdings, Inc., a Delaware corporation (“CCC”). The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Dragoneer and CCC. Furnished as Exhibit 99.1 hereto is the press release announcing their entry into the Business Combination Agreement.

Concurrently with the execution of the Business Combination Agreement, Dragoneer entered into subscription agreements (the “Subscription Agreements”) with certain investors, including, among others, Fidelity Investments, funds and accounts advised by T. Rowe Price Associates, Inc., Altimeter Capital Management L.P., Coatue, D1 Capital Partners L.P., Franklin Templeton, Janus Henderson Investors, Maverick Capital, MFS Investment Management and Sunley House Capital (an affiliate of Advent International). Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and Dragoneer agreed to issue and sell to such investors, on the Closing Date (as defined in the Business Combination Agreement) immediately following the Closing (as defined in the Business Combination Agreement), an aggregate of 15,000,000 shares of Dragoneer Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $150,000,000 (the “PIPE Financing”). Furnished as Exhibit 99.2 hereto is the investor presentation that Dragoneer and CCC have prepared for use in connection with the announcement of the Business Combination.

Additional Information

In connection with the Business Combination, Dragoneer intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Dragoneer will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Dragoneer will send to its shareholders in connection with the Business Combination. Investors and security holders of Dragoneer are advised to read, when available, the proxy statement/prospectus in connection with Dragoneer’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Dragoneer as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Dragoneer Growth Opportunity Corp., One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129.

Participants in the Solicitation

Dragoneer, CCC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Dragoneer’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Dragoneer’s directors and officers in Dragoneer’s filings with the SEC, including the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination, and such information and names of CCC’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,”

“project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination between Dragoneer and CCC, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination, the PIPE and the forward purchase agreements, the amount of funds available in the trust account as a result of stockholder redemptions or otherwise, as well as statements about the composition of the board of directors of the company. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination, including to consummate the PIPE or the transactions contemplated by the forward purchase agreements; the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on CCC’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and CCC; the risk that the Business Combination disrupts current plans and operations of Dragoneer or CCC as a result of the announcement and consummation of the Business Combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the NYSE following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Dragoneer with the SEC and those included under the header “Risk Factors” in the final prospectus of Dragoneer related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 3, 2021.

99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2021
DRAGONEER GROWTH OPPORTUNITIES CORP.

	By:	/s/ Pat Robertson
	Name:	Pat Robertson
	Title:	Chief Operating Officer